UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 2012

TESORO LOGISTICS LP

(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas		78259-1828
(Address of principal executive offices)		(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 4, 2012, Tesoro Logistics LP (the “Partnership”) issued a press release announcing that the Partnership intends to commence a private offering of $310 million in aggregate principal amount of senior notes (the “Notes”) for issuance in private placement, not registered under the Securities Act of 1933, as amended (the “Securities Act”). The proceeds of the offering will be used to fund the Partnership’s acquisition of Tesoro Refining and Marketing Company’s Port of Long Beach Marine terminal and certain of its Los Angeles pipeline assets and repay all of the Partnership’s outstanding indebtedness under its revolving credit facility. The press release related to this announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the private offering of the Notes, the Partnership disclosed certain information to prospective investors in a preliminary offering memorandum dated September 4, 2012 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Partnership is furnishing as Exhibit 99.2 the sections captioned “Summary,” “Summary Consolidated Historical and Pro Forma Financial Data,” “Capitalization” and “Unaudited Pro Forma Condensed Combined Consolidated Financial Information” excerpted from the Preliminary Offering Memorandum.

The Partnership is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.2 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Partnership’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Partnership.

Item 8.01	Other Events.

A copy of the Partnership’s press release relating to the private offering of the Notes, issued pursuant to Rule 135c of the Securities Act, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated as of September 4, 2012.
99.2	Information contained under the sections captioned “Summary,” “Summary Consolidated Historical and Pro Forma Financial Data,” “Capitalization” and “Unaudited Pro Forma Condensed Combined Consolidated Financial Information” from the Preliminary Offering Memorandum dated September 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2012

TESORO LOGISTICS LP

By:	Tesoro Logistics GP, LLC Its General Partner

By:	/S/ G. SCOTT SPENDLOVE
G. Scott Spendlove Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
99.1	Press Release dated as of September 4, 2012.

99.2	Information contained under the sections captioned “Summary,” “Summary Consolidated Historical and Pro Forma Financial Data,” “Capitalization” and “Unaudited Pro Forma Condensed Combined Consolidated Financial Information” from the Preliminary Offering Memorandum dated September 4, 2012.

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